UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2012

Date of reporting period:  November 30, 2011

Item 1. Reports to Stockholders.

Semi-Annual Report

November 30, 2011

Schooner Fund

Class A
(SCNAX)

Schooner Global Absolute Return Fund
(SARIX)

Investment Advisor

Schooner Investment Group, LLC
676 E. Swedesford Road
Suite 130
Wayne, Pennsylvania 19087

Phone: 866-724-5997

Table of Contents

LETTERS TO SHAREHOLDERS	3

EXPENSE EXAMPLES	8

INVESTMENT HIGHLIGHTS	10

SCHOONER FUND
SCHEDULE OF INVESTMENTS	15
SCHEDULE OF OPTIONS WRITTEN	20

SCHOONER GLOBAL ABSOLUTE RETURN FUND
SCHEDULES OF INVESTMENTS AND
SECURITIES SOLD SHORT	24
SCHEDULE OF OPEN FUTURES CONTRACTS	25

STATEMENTS OF ASSETS AND LIABILITIES	26

STATEMENTS OF OPERATIONS	27

STATEMENTS OF CHANGES IN NET ASSETS	28

FINANCIAL HIGHLIGHTS	30

NOTES TO FINANCIAL STATEMENTS	34

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS	49

NOTICE OF PRIVACY POLICY & PRACTICES	55

ADDITIONAL INFORMATION	56

Schooner Fund (SCNAX)
Semi-Annual Shareholder Letter

Dear Fellow Shareholders,

For the six month period ended November 30, 2011, your Fund returned -0.52%.  This compares to the S&P 500 index total return of -6.25%.  Those numbers really don’t tell the whole story, as one must examine the individual monthly returns within the 6 month period to appreciate the magnitude of financial market volatility.  Volatile markets are ones where the price moves vigorously and unpredictably.  For example, the S&P 500 was down 7.03% in September.  The very next month in October it advanced 10.93%.  A single monthly move of such magnitude is itself a rare event, but the markets are now regularly experiencing strings of such monthly moves.  With the large gyrations we have been witnessing recently in the major stock indexes, there has been a lot of talk in the financial media about “volatility” becoming more a part of the everyday market.  We agree that markets are increasingly driven by a “risk off” or “risk on” theme that changes as quickly as the next Eurozone headline.  The systemic volatility and low dispersion will likely continue to be the hallmark as the financial system deleverages, and deleveraging could be a theme going on for years.

This type of market environment challenges both investors and fund managers alike.  In the past, it was fine for traditional mutual funds and even long/short equity funds to focus only on company fundamentals.  But with unprecedented government intervention, high-speed trading and global rapid movement of capital, managers now have to think much more about how companies are affected by the broader environment.  One doesn’t have to look hard to find the carnage of once highly regarded fund managers who have been destroyed by an environment we just experienced.  I surveyed the landscape and see many funds down double digits over the last 6 months.  It takes a special skill set to navigate these markets: pure beta practitioners have been exposed over the past several years.  It is our view that it will become increasingly important for mutual funds to add real value to their investors, and alternative funds such as Schooner will continue to try and lead the charge.

In the current equity market environment it is very easy to see the risks, as they appear to be everywhere at every moment.  Investors are suffering from crisis and volatility fatigue, leading to a dramatic reduction in risk appetite with little interest in evaluating the opportunity set.  Investors are nervous, and rightfully so, and are looking for solutions.  In response to these concerns, we are increasingly seeing risk avoidance being passed off as risk management.  Risk management requires one to be able to see the opportunity as well as the associated risk, unlike risk avoidance which is actually fairly simple.  Some investors have given up entirely, arguing that it’s all just too crazy or irrational or volatile or even rigged against them.  This desire to seek out perceived safety would on the surface seem prudent.  Investors need to determine if their objectives and goals warrant a risk managed approach or simply giving up and pursuing full risk avoidance.  It is difficult to see how a cash return of near zero or a sub 2% T-note yield, with all of the commensurate interest rate and duration risk, are viable mechanisms to achieve investor’s long term goals.  Citing a lack of alternatives is in isolation a pretty week argument for promoting equity market exposure, but the opportunity in equities may warrant consideration based on its own merits.  Corporations continue to be remarkably resilient to all the ills of the world with strong sustained earnings and solid balance sheets.  One may be hard pressed to find many analysts, even ones with a bearish macro stance, that believe equities as a class are expensive from a pure valuation basis.  Yet to dive into the stock market un-hedged with both feet feels reckless.

As you know, at Schooner we are not “perma” anything, bull or bear, but simply strive to use our volatility based trading strategies to deliver superior risk-adjusted returns in any market environment.  The strategies employed by Schooner are designed with the goal of lowering portfolio volatility and lowering risk, while offering significant upside capture potential.  2012 will undoubtedly create many trials and challenges for equity investors and we look forward to the opportunity to serve our shareholders and attempt to deliver you the best risk managed returns possible.  We thank you for your ongoing trust and confidence.

Sincerely,

Greg Levinson
Portfolio Manager

	Cumulative 11.30.11			Annualized 11.30.11
			Since			Since
	YTD	3 Year	8.29.08*	1 Year	3 Year	8.29.08*
Without Maximum Sales Charge
Schooner Fund (SCNAX)	1.55%	43.29%	22.66%	3.71%	12.74%	6.48%
S&P 500	1.08%	48.65%	4.58%	7.83%	14.13%	1.38%
Morningstar Long/Short Category	-3.81%	10.91%	-4.88%	-1.69%	3.37%	-1.53%
With 4.75% Maximum Sales Charge
Schooner Fund (SCNAX)	-3.27%	36.48%	16.83%	-1.22%	10.93%	4.89%
*	Inception

Performance reflects a net expense ratio of 2.01% pursuant to the waiver the advisor has contractually agreed to through 9/28/2021.  Gross annual fund operating expense ratio is 2.33%.  This waiver can only be terminated by, or with the consent of the Board of Trustees of the Trust for Professional Managers.  For performance data current to the most recent month end, contact your financial professional or call Schooner Funds at 1-866-724-5997.  The performance data contained within this material represents past performance, which does not guarantee future results.  The return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.  The Fund’s current performance may be higher or lower and is subject to substantial changes.  Performance figures assume that all distributions are reinvested.  Performance quoted without sales charges would be reduced if sales charges were applied.  Total return is based on net change in NAV assuming reinvestment of distributions.  Performance without the sales charge does not reflect the current maximum sales charge of 4.75%.  Had the sales charge been included, the Fund’s returns would have been lower.

Past performance does not guarantee future results.

Opinions expressed in this letter are those of the Advisor, are subject to change at any time,  are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk; principal loss is possible.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  The Fund may also use options and futures contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates.  The investment in options is not suitable for all investors.  The Fund may hold restricted securities purchased through private placements.  Such securities can be difficult to sell without experiencing delays or additional costs.

The S&P 500 is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  It is not possible to invest directly in an index.  Each Morningstar category average represents an universe of funds with similar investment objectives.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

Schooner Global Absolute Return Fund (SARIX)
Semi-Annual Shareholder Letter (period ended November 30, 2011)

Dear Shareholders:

It is with great pleasure that we welcome you to the Schooner Global Absolute Return Fund (SARIX, or the “Fund”).  As many of you may know, Schooner Investment Group continues to be fully committed to the growing alternative and absolute return mutual fund space.  Having ourselves previously co-founded a $4-Billion absolute return mutual fund family, we were extremely excited by the opportunity to join Schooner in launching the Schooner Global Absolute Return Fund.

SARIX is a multi-asset class fund providing investors with both long and short exposure to domestic and international equities, fixed income, currencies and volatility.  Our goal in managing SARIX is (1) to provide exposure in a mutual fund structure to many of the same sources of return commonly exploited by hedge funds, (2) to produce returns that have a low correlation to traditional asset classes, and (3) to produce returns that are much less volatile than those of equities — by no means a trivial task!  We believe, however, that these goals are the essence of absolute-return investing and that absolute return strategies like SARIX, over complete market cycles, comprise an essential complement to traditional, long-only equity and fixed income strategies in a well-diversified portfolio.  Indeed, both of us as Portfolio Managers, as well as others on the Schooner team, hold significant personal investments in the Fund.

As managers, we have a philosophical orientation that emphasizes risk management and diversification.  Accordingly, SARIX is multi-strategy in nature, where we dynamically allocate across multiple, currently seven, sub-strategies.  Reflecting our emphasis on diversification, the sub-strategies are broad in scope: four equities strategies designed to provide tactical equity exposure, capture the so-called size premium (return of small-cap equities over large-cap equities), capture the so-called value premium (return of value equities over growth equities), and capture the emerging markets premium (return of emerging market equities over developed market equities); a fixed income strategy providing tactical fixed income exposure; a currency strategy designed to capture the return spread between high-yielding and low-yielding currencies; and a volatility strategy designed to capture the return spread between different parts of the volatility term structure.  In addition to this natural asset-class diversification, we seek to “spread the risk around” even further by (1) designing the sub-strategies to be minimally correlated with each other through hedging and (2) by allocating more heavily to low-volatility sub-strategies and less heavily to high-volatility sub-strategies, a so-called “risk-parity” approach.  Finally, we also over-weight or under-weight the sub-strategies based on our expected return forecasts.  To sum up, our philosophy is to spread risk across multiple dimensions – asset class, geography, and strategy – and to do so intelligently: accounting for differences in volatility, correlation, and expected return.

We were pleased with the results of this risk-spreading approach during the very volatile month of November 2011.  The Adviser began managing the Fund on November 7, 2011, pursuant to a reorganization with the Nakoma Absolute Return Fund (See Note 1), with a starting net asset value per share (NAV) of $18.54.  During the period ended November 30, 2011, the S&P 500 Total Return Index reached an intra-period low on November 25, when the cumulative return was -7.95%.  The Morningstar Multialternative Category return over this same November 7-25 period was -2.44%.  In contrast, the NAV for the Fund on November 25 was $18.43, representing a cumulative return of -0.59%.  The S&P 500 Total

Return Index sharply rebounded during the last three days of the month for a total period return of -0.88%, while the Morningstar Multialternative Category return was -1.15%.  The Fund total period return was -0.16%.

Thus, the Fund outperformed the S&P 500 Total Return Index and the Morningstar Multialternative Category over the period but, more importantly in our view, did so with out the heart-stopping price swings of the overall equity markets.  The Fund’s -0.16% return over the period from November 7 through November 30 did trail its benchmark, the BofA Merrill Lynch 3 Month Treasury Bill Index which returned 0.00% during the same period.

Two caveats:  (1) we do not imply that performance over such a short period is a good indicator of the Fund’s future performance, nor do we think that investments should be made based solely on returns, and (2) we also do not imply that we are happy with negative returns, as our goal is not to simply lose less than the overall market during market declines.  We do, however, believe that our risk-spreading approach has the potential to benefit investors during volatile market environments like that experienced in November and that, over complete market cycles, this diversification benefit may prove to be of tremendous value.

As we alluded to in the introductory paragraph of this letter, our ambition at Schooner Investment Group is to be the market leader in alternative and absolute return mutual funds.  We believe that Global Absolute Return Fund is a perfect fit for this ambition, and we invite you to visit our websites at www.schoonerfunds.com to learn more about our firm.  Here, you will find descriptions of our firm and people, and other investment-related topics that we hope you will find helpful.  We are humbled by your decision to invest with us, and we look forward to retaining your trust and confidence.

Sincerely,

Brian Chen
Alec Petro
Portfolio Managers

Past performance does not guarantee future results.

Opinions expressed in this letter are those of the Advisor, are subject to change at any time, are not guaranteed and should not be considered investment advice.

The Fund will invest in derivatives, including futures, swaps and forward foreign currency contracts, which may be more volatile than investments directly in the underlying securities, involve additional costs and may involve a small initial investment relative to the risk assumed.  In addition, derivatives are subject to futures risk, swap agreement risk, liquidity risk, interest rate risk and credit risk.  Exposure to commodity markets through investments in commodities futures contracts may subject the Fund to greater volatility than investments in traditional securities.  Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund’s share price.  The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Short selling involves the risk of potentially unlimited increase in the market value of the security sold short, which could result in potentially unlimited loss for the Fund.  Because the Fund invests in ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its NAV, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares.  The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.  This investment may not be suitable for all investors.  Investments in absolute return strategies are not intended to outperform stocks and bonds during strong market rallies.

The S&P 500 is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  Each Morningstar category average represents a universe of funds with similar investment objectives.  It is not possible to invest directly in an index.  Correlation is a statistical measure of how two securities move in relation to each other.

The BofA Merrill Lynch 1-3 U.S. Year Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.  It is not possible to invest directly in an unmanaged index.

Diversification does not assure a profit or protect against a loss in a declining market.

SCHOONER FUNDS
Expense Examples
(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including advisory fees, distribution and service (12b-1) fees and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on investments of $1,000 invested at the beginning of the period and held for the entire period (6/1/11 – 11/30/11).

Actual Expenses

The first lines of the following tables provide information about actual account values and actual expenses. If you purchase Class A shares of the Schooner Fund you will pay a maximum initial sales charge of 4.75% when you invest. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which each Fund invests in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Examples. The Examples include, but are not limited to, advisory fees, 12b-1 fees, fund administration and accounting, custody and transfer agent fees. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

SCHOONER FUNDS
Expense Example (Continued)
(Unaudited)

	Schooner Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/2011	11/30/2011	6/1/2011–11/30/2011(1)
Actual(2)(4)	$1,000.00	$ 994.80	$ 9.97
Hypothetical (5% return
before expenses)(3)(5)	$1,000.00	$1,015.00	$10.08

(1)	Expenses are equal to the Fund’s annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
(2)	Including loads, your actual cost of investment in the Fund would be $57.00.
(3)	Including loads, your hypothetical cost of investment in the Fund would be $57.10.
(4)	Including broker interest and interest expense, your actual cost of investing in the Fund would be $10.12.
(5)	Including broker interest and interest expense, your hypothetical cost of investing in the Fund would be $10.23.

	Schooner Global Absolute Return Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/2011	11/30/2011	6/1/2011–11/30/2011(1)
Actual	$1,000.00	$1,020.40	$10.05
Hypothetical (5% return
before expenses)	$1,000.00	$1,015.05	$10.02

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.99%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period) Note 1.

SCHOONER FUND
Investment Highlights
(Unaudited)

The Fund’s primary investment objective is long-term capital appreciation with the generation of moderate current income. The Fund seeks to achieve its investment objective by investing its assets in a diversified portfolio of equity, convertible securities and single issuer equity call option securities of U.S. companies with large market capitalizations. The Fund considers companies with large market capitalizations (“large-cap companies”) to be those companies with market capitalizations of $5 billion or more. The Fund’s investment strategy consists of a three tiered approach, including:

1)	manage an equity portfolio of U.S. large-cap companies;
2)	sell out-of-the-money single issuer call options against long equity positions;
3)	selectively purchase U.S. convertible securities.

The Fund’s allocation of portfolio assets as of November 30, 2011 is shown below.

Allocation of Portfolio Assets
(% of Net Assets)

Continued

SCHOONER GLOBAL ABSOLUTE RETURN FUND
Investment Highlights (Continued)
(Unaudited)

The Fund’s primary investment objective is capital appreciation while maintaining a low or negative correlation over time with major equity indices.

The Fund’s allocation of portfolio assets as of November 30, 2011 is shown below.

Allocation of Portfolio Assets
(% of Net Assets)

SCHOONER FUND
Investment Highlights (Continued)
(Unaudited)

Average Annual Total Returns as of November 30, 2011(1)

		Since Inception
	1 Year	(8/29/08)
Class A (with sales charge)	(1.22)%	4.89%
Class A (without sales charge)	3.71%	6.48%
S&P 500 Index	7.83%	1.38%

(1)
With sales charge returns reflect the deduction of the current maximum initial sales charge of 4.75% for Class A. Returns without sales charges do not reflect the current maximum sales charges. Had the sales charges been included, the returns would have been lower.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 866-724-5997.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown on the graph below and table above assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date excluding any maximum initial sales charges. The graph does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

One cannot invest directly in an index.

SCHOONER GLOBAL ABSOLUTE RETURN FUND
Investment Highlights (Continued)
(Unaudited)

Total Returns as of November 30, 2011

Since
(11/7/11)*
Schooner Global Absolute Return Fund	(0.16)%
BofA Merrill Lynch 3 Month Treasury Bill Index	0.00%

*
On November 7, 2011, the Advisor took over management of the Fund following the Fund’s reorganization with the Nakoma Absolute Return Fund.  Due to the change in investment advisor, performance information is disclosed for the period after the Advisor began providing advisory services to the Fund (Note 1).

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 866-724-5997.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown on the graph below and table above assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date excluding any maximum initial sales charges. The graph does not reflect any future performance.

The BofA Merrill Lynch 1-3 U.S. Year Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

One cannot invest directly in an index.

SCHOONER FUNDS
Investment Highlights (Continued)
(Unaudited)

Schooner Fund
Growth of $10,000 Investment

Schooner Global Absolute Return Fund
Growth of $10,000 Investment

*
On November 7, 2011, the Advisor took over management of the Fund following the Fund’s reorganization with the Nakoma Absolute Return Fund.  Due to the change in investment advisor, performance information is disclosed for the period after the Advisor began providing advisory services to the Fund (Note 1).

SCHOONER FUND

Schedule of Investments

November 30, 2011 (Unaudited)

	Shares	Value
COMMON STOCKS 89.85%

Beverage and Tobacco Product Manufacturing 2.07%
PepsiCo, Inc.	9,000	$576,000
Reynolds American, Inc.	15,000	627,900
Total Beverage and Tobacco Product Manufacturing		1,203,900

Building Material and Garden Equipment and Supplies Dealers 2.13%
Home Depot, Inc. (c)	16,000	627,520
Lowe's Companies, Inc. (c)	25,500	612,255
Total Building Material and Garden Equipment and Supplies Dealers		1,239,775

Chemical Manufacturing 10.57%
Abbott Laboratories	12,000	654,600
Air Products & Chemicals, Inc. (c)	7,000	586,250
Bristol-Myers Squibb Co.	20,000	654,400
Celgene Corp. (a)(c)	10,000	630,800
EI du Pont de Nemours & Co. (c)	10,500	501,060
Eli Lilly & Co.	18,500	700,225
Johnson & Johnson	10,000	647,200
Merck & Co., Inc.	18,000	643,500
Mosaic Co. (c)	8,000	422,080
Pfizer, Inc.	35,000	702,450
Total Chemical Manufacturing		6,142,565

Clothing and Clothing Accessories Stores 0.68%
Gap, Inc. (c)	21,000	392,490

Computer and Electronic Product Manufacturing 11.13%
Altera Corp. (c)	18,000	678,060
Analog Devices, Inc. (c)	19,000	662,340
Apple, Inc. (a)(c)	1,600	611,520
Cisco Systems, Inc. (c)	30,000	559,200
Intel Corp. (c)	25,000	622,750
International Business Machines Corp. (c)	4,500	846,000
NetApp, Inc. (a)(c)	16,000	589,280
Northrop Grumman Corp. (c)	12,500	713,375
QUALCOMM, Inc. (c)	10,000	548,000
Raytheon Co.	14,000	637,980
Total Computer and Electronic Product Manufacturing		6,468,505

Credit Intermediation and Related Activities 3.75%
American Express Co. (c)	7,500	360,300
Bank Of New York Mellon Corp. (c)	16,000	311,360

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

November 30, 2011 (Unaudited)

	Shares	Value

Credit Intermediation and Related Activities 3.75% (Continued)
Capital One Financial Corp. (c)	7,000	$312,620
PNC Financial Services Group, Inc. (c)	12,500	677,625
Wells Fargo & Co. (c)	20,000	517,200
Total Credit Intermediation and Related Activities		2,179,105

Data Processing, Hosting and Related Services 2.31%
Automatic Data Processing, Inc. (c)	13,000	664,170
Citrix Systems, Inc. (a)(c)	9,500	678,205
Total Data Processing, Hosting and Related Services		1,342,375

Educational Services 1.33%
Apollo Group, Inc. (a)(c)	16,000	775,680

Electrical Equipment, Appliance, and Component Manufacturing 0.82%
General Electric Co. (c)	30,000	477,300

Electronics and Appliance Stores 1.16%
Best Buy Co., Inc. (c)	25,000	677,250

Fabricated Metal Product Manufacturing 1.39%
Cameron International Corp. (a)(c)	15,000	809,850

Food and Beverage Stores 1.06%
Kroger Co.	26,500	614,270

Food Manufacturing 1.68%
ConAgra Foods, Inc.	22,000	555,720
HJ Heinz Co.	8,000	421,200
Total Food Manufacturing		976,920

Food Services and Drinking Places 1.01%
Yum! Brands, Inc. (c)	10,500	588,420

Health and Personal Care Stores 1.07%
Walgreen Co. (c)	18,500	623,820

Insurance Carriers and Related Activities 2.81%
Aflac, Inc. (c)	6,500	282,360
Prudential Financial, Inc. (c)	12,500	633,000
UnitedHealth Group, Inc. (c)	14,700	716,919
Total Insurance Carriers and Related Activities		1,632,279

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

November 30, 2011 (Unaudited)

	Shares	Value

Machinery Manufacturing 3.26%
Caterpillar, Inc. (c)	7,000	$685,160
Cummins, Inc. (c)	6,500	626,145
Dover Corp. (c)	10,600	582,682
Total Machinery Manufacturing		1,893,987

Merchant Wholesalers, Nondurable Goods 1.17%
Cardinal Health, Inc. (c)	16,000	679,360

Mining (except Oil and Gas) 1.13%
Newmont Mining Corp. (c)	9,500	654,360

Miscellaneous Manufacturing 2.96%
3M Co. (c)	8,000	648,320
Medtronic, Inc. (c)	15,500	564,665
Zimmer Holdings, Inc. (a)(c)	10,000	505,500
Total Miscellaneous Manufacturing		1,718,485

Nonstore Retailers 0.66%
Amazon.com, Inc. (a)(c)	2,000	384,580

Oil and Gas Extraction 5.13%
Anadarko Petroleum Corp. (c)	12,000	975,240
Hess Corp. (c)	11,000	662,420
Marathon Oil Corp. (c)	16,000	447,360
Noble Energy, Inc. (c)	9,100	895,349
Total Oil and Gas Extraction		2,980,369

Other Information Services 1.03%
Google, Inc. (a)(c)	1,000	599,390

Paper Manufacturing 1.79%
International Paper Co. (c)	21,500	610,600
Kimberly-Clark Corp.	6,000	428,820
Total Paper Manufacturing		1,039,420

Petroleum and Coal Products Manufacturing 3.01%
Chevron Corp. (c)	6,500	668,330
Exxon Mobil Corp.	6,500	522,860
Valero Energy Corp. (c)	25,000	556,750
Total Petroleum and Coal Products Manufacturing		1,747,940

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

November 30, 2011 (Unaudited)

	Shares	Value

Pipeline Transportation 1.06%
Williams Companies, Inc. (c)	19,000	$613,320

Professional, Scientific, and Technical Services 1.18%
VMware, Inc. (a)(c)	7,100	686,428

Publishing Industries (except Internet) 8.96%
Adobe Systems, Inc. (a)(c)	25,000	685,500
CA, Inc. (c)	31,000	657,200
Intuit, Inc. (c)	16,000	851,840
Microsoft Corp.	25,000	639,500
News Corp. (c)	35,000	624,750
NVIDIA Corp. (a)(c)	40,000	625,200
Oracle Corp. (c)	17,500	548,625
Symantec Corp. (a)(c)	35,000	572,250
Total Publishing Industries (except Internet)		5,204,865

Rail Transportation 1.17%
Norfolk Southern Corp. (c)	9,000	679,860

Support Activities for Mining 1.17%
Halliburton Co. (c)	18,500	680,800

Telecommunications 4.19%
American Tower Corp. (a)(c)	10,000	590,000
AT&T, Inc.	25,000	724,500
Dish Network Corp. (a (c)	15,000	368,550
Verizon Communications, Inc.	20,000	754,600
Total Telecommunications		2,437,650

Transportation Equipment Manufacturing 4.01%
Eaton Corp. (c)	15,000	673,650
Ford Motor Co. (a)(c)	45,000	477,000
General Dynamics Corp. (c)	9,500	627,570
Johnson Controls, Inc. (c)	17,500	550,900
Total Transportation Equipment Manufacturing		2,329,120

Utilities 2.25%
Duke Energy Corp.	30,000	625,500
PG&E Corp.	17,500	679,700
Total Utilities		1,305,200

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

November 30, 2011 (Unaudited)

	Shares	Value

Waste Management and Remediation Services 0.75%
Waste Management, Inc. (c)	14,000	$438,200

Total Common Stocks (Cost $49,985,666)		52,217,838

Exchange Traded Funds 8.98%
Consumer Discretionary Select Sector SPDR Fund (c)	19,000	736,060
Consumer Staples Select Sector SPDR Fund	22,500	717,750
Energy Select Sector SPDR Fund (c)	17,000	1,204,110
Financial Select Sector SPDR Fund (c)	200,000	2,562,000
Total Exchange Traded Funds (Cost $5,243,297)		5,219,920

Convertible Preferred Stocks 1.77%
AES Trust III	21,000	1,030,890
Total Convertible Preferred Stocks (Cost $1,028,128)		1,030,890

Preferred Stocks 0.94%
Utilities 0.94%
PPL Corp.	10,000	549,800
Total Preferred Stocks (Cost $528,000)		549,800

Short-Term Investments 2.13%
Money Market Funds 2.13%
AIM STIT-Treasury Portfolio, 0.020% (b)	1,235,625	1,235,625
Total Short-Term Investments (Cost $1,235,625)		1,235,625
Total Investments (Cost $58,020,716) 103.67%		60,254,073
Liabilities in Excess of Other Assets (3.67)%		(2,135,234)
Total Net Assets 100.00%		$58,118,839

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Variable rate security; the rate shown represents the rate at November 30, 2011.
(c)	All or a portion of this security is pledged as collateral for written options and amounts due to broker. See Note 2 in the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Options Written

November 30, 2011 (Unaudited)

	Contracts	Value

Call Options
3M Co.
Expiration: December 2011, Exercise Price: $80.00	80	$19,200
Adobe Systems, Inc.
Expiration: December 2011, Exercise Price: $28.00	250	16,500
Aflac, Inc.
Expiration: December 2011, Exercise Price: $44.00	65	7,475
Air Products & Chemicals, Inc.
Expiration: December 2011, Exercise Price: $85.00	70	8,750
Altera Corp.
Expiration: December 2011, Exercise Price: $37.00	180	25,200
Amazon.com, Inc.
Expiration: December 2011, Exercise Price: $190.00	20	26,400
American Express Co.
Expiration: December 2011, Exercise Price: $48.00	75	9,250
American Tower Corp.
Expiration: December 2011, Exercise Price: $59.65	100	16,000
Anadarko Petroleum Corp.
Expiration: December 2011, Exercise Price: $82.50	120	25,320
Analog Devices, Inc.
Expiration: December 2011, Exercise Price: $34.00	190	26,790
Apollo Group, Inc.
Expiration: December 2011, Exercise Price: $48.00	160	23,200
Apple, Inc.
Expiration: December 2011, Exercise Price: $390.00	16	7,120
Automatic Data Processing, Inc.
Expiration: December 2011, Exercise Price: $50.00	130	15,210
Bank of New York Mellon Corp.
Expiration: December 2011, Exercise Price: $19.00	160	14,400
Best Buy Co., Inc.
Expiration: December 2011, Exercise Price: $28.00	250	18,250
CA, Inc.
Expiration: December 2011, Exercise Price: $21.00	310	20,150
Cameron International Corp.
Expiration: December 2011, Exercise Price: $52.50	150	35,250
Capital One Financial Corp.
Expiration: December 2011, Exercise Price: $44.00	70	10,500
Cardinal Health, Inc.
Expiration: December 2011, Exercise Price: $43.00	160	12,000
Caterpillar, Inc.
Expiration: December 2011, Exercise Price: $95.00	70	32,550
Celgene Corp.
Expiration: December 2011, Exercise Price: $62.50	100	18,000
Chevron Corp.
Expiration: December 2011, Exercise Price: $100.00	65	27,300

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Options Written (Continued)

November 30, 2011 (Unaudited)

	Contracts	Value

Cisco Systems, Inc.
Expiration: December 2011, Exercise Price: $19.00	300	$8,340
Citrix Systems, Inc.
Expiration: December 2011, Exercise Price: $72.50	95	19,475
Consumer Discretionary Select Sector SPDR Fund
Expiration: December 2011, Exercise Price: $39.00	190	10,450
Cummins, Inc.
Expiration: December 2011, Exercise Price: $95.00	65	27,300
DISH Network Corp.
Expiration: December 2011, Exercise Price: $24.00	150	18,750
Dover Corp.
Expiration: December 2011, Exercise Price: $55.00	106	18,020
Eaton Corp.
Expiration: December 2011, Exercise Price: $45.00	150	18,750
El du Pont de Nemours & Co.
Expiration: December 2011, Exercise Price: $47.00	105	15,120
Energy Select Sector SPDR Fund
Expiration: December 2011, Exercise Price: $70.00	170	40,800
Financial Select Sector SPDR Fund
Expiration: December 2011, Exercise Price: $13.00	2,000	56,000
Ford Motor Co.
Expiration: December 2011, Exercise Price: $11.00	450	17,550
Gap, Inc.
Expiration: December 2011, Exercise Price: $19.00	210	8,400
General Dynamics Corp.
Expiration: December 2011, Exercise Price: $65.00	95	19,760
General Electric, Co.
Expiration: December 2011, Exercise Price: $16.00	300	9,900
Google, Inc.
Expiration: December 2011, Exercise Price: $600.00	10	11,900
Halliburton Co.
Expiration: December 2011, Exercise Price: $36.00	185	36,630
Hess Corp.
Expiration: December 2011, Exercise Price: $60.00	110	26,070
Home Depot, Inc.
Expiration: December 2011, Exercise Price: $38.00	160	25,920
Intel Corp.
Expiration: December 2011, Exercise Price: $25.00	250	13,000
International Business Machines Corp.
Expiration: December 2011, Exercise Price: $185.00	45	24,300
International Paper Co.
Expiration: December 2011, Exercise Price: $29.00	215	12,255
Intuit, Inc.
Expiration: December 2011, Exercise Price: $52.50	160	24,800

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Options Written (Continued)

November 30, 2011 (Unaudited)

	Contracts	Value

Johnson Controls, Inc.
Expiration: December 2011, Exercise Price: $31.00	175	$19,250
Lowe's Companies, Inc.
Expiration: December 2011, Exercise Price: $24.00	255	15,810
Marathon Oil Corp.
Expiration: December 2011, Exercise Price: $28.00	160	13,920
Medtronic, Inc.
Expiration: December 2011, Exercise Price: $37.00	155	8,215
Mosaic Co.
Expiration: December 2011, Exercise Price: $55.00	80	8,160
NetApp, Inc.
Expiration: December 2011, Exercise Price: $37.00	160	17,280
Newmont Mining Corp.
Expiration: December 2011, Exercise Price: $67.50	95	23,180
News Corp.
Expiration: December 2011, Exercise Price: $18.00	250	5,000
Noble Energy, Inc.
Expiration: December 2011, Exercise Price: $100.00	91	20,930
Norfolk Southern Corp.
Expiration: December 2011, Exercise Price: $75.00	90	17,100
Northrop Grumman Corp.
Expiration: December 2011, Exercise Price: $57.50	125	14,375
NVIDIA Corp.
Expiration: December 2011, Exercise Price: $15.00	400	40,800
Oracle Corp.
Expiration: December 2011, Exercise Price: $32.00	175	11,550
PNC Financial Services Group, Inc.
Expiration: December 2011, Exercise Price: $52.50	125	30,250
Prudential Financial, Inc.
Expiration: December 2011, Exercise Price: $50.00	125	26,000
QUALCOMM, Inc.
Expiration: December 2011, Exercise Price: $55.00	100	13,400
Symantec Corp.
Expiration: December 2011, Exercise Price: $16.00	350	21,350
UnitedHealth Group, Inc.
Expiration: December 2011, Exercise Price: $49.00	147	13,377
Valero Energy Corp.
Expiration: December 2011, Exercise Price: $22.00	250	27,000
VMware, Inc.
Expiration: December 2011, Exercise Price: $100.00	71	12,070
Walgreen Co.
Expiration: December 2011, Exercise Price: $33.00	185	23,865
Waste Management, Inc.
Expiration: December 2011, Exercise Price: $31.00	140	11,200

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Options Written (Continued)

November 30, 2011 (Unaudited)

	Contracts	Value

Wells Fargo & Co.
Expiration: December 2011, Exercise Price: $26.00	200	$14,000
Williams Companies, Inc.
Expiration: December 2011, Exercise Price: $33.00	190	11,210
Yum! Brands, Inc.
Expiration: December 2011, Exercise Price: $55.00	105	18,165
Zimmer Holdings, Inc.
Expiration: December 2011, Exercise Price: $50.00	100	14,000
Total Options Written (Premiums received $1,206,988)		$1,329,762

The accompanying notes are an integral part of these financial statements.

SCHOONER GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments

November 30, 2011 (Unaudited)

	Shares	Value
Exchange Traded Funds 49.16%
iShares Barclays Aggregate Bond Fund	24,473	$2,676,857
iShares Russell 1000 Value Index Fund	14,493	908,566
iShares Russell 2000 Value Index Fund	2,425	157,989
Vanguard Total Bond Market ETF	32,072	2,673,522
Total Exchange Traded Funds (Cost $6,439,739)		6,416,934

Short-Term Investments 7.66%
Fidelity Institutional Money Market Portfolio, 0.180% (a)(b)	1,000,000	1,000,000
Total Short-Term Investments (Cost $1,000,000)		1,000,000
Total Investments (Cost $7,439,739) 56.82%		7,416,934
Other Assets in Excess of Liabilities 43.18%		5,636,028
Total Net Assets 100.00%		$13,052,962

Percentages are stated as a percent of net assets.
(a)	Variable rate security; the rate shown represents the rate at November 30, 2011.
(b)	All or a portion of this security is pledged as collateral for short positions. See Note 2 in the Notes to the Financial Statements.

Schedule of Securities Sold Short

November 30, 2011 (Unaudited)

	Shares	Value
iShares Russell 1000 Growth Index Fund	15,476	$900,548
Total Securities Sold Short (Proceeds $905,541)		$900,548

The accompanying notes are an integral part of these financial statements.

SCHOONER GLOBAL ABSOLUTE RETURN FUND

Schedule of Open Futures Contracts

November 30, 2011 (Unaudited)

	Number		Unrealized
	of Contracts	Settlement	Appreciation/
Description	Sold	Month	(Depreciation)
S&P 500 Emini	24	December-11	$(3,812)
Japanese Yen Currency	1	December-11	(392)
Swiss Franc Currency	1	December-11	2,470
CBOE Volatility Index	1	January-12	3,046
CBOE Volatility Index	2	December-11	5,992
Total Futures Contracts Sold			$7,304

	Number	Shares	Unrealized
	of Contracts	Settlement	Appreciation/
Description	Purchased	Month	(Depreciation)
Australian Dollar Currency	2	December-11	$(1,089)
Mini MSCI Emerging Markets Index	12	December-11	1,588
New Zealand Dollar Currency	2	December-11	(2,949)
Russell 2000 Mini	15	December-11	19,238
CBOE Volatility Index	2	March-12	(508)
CBOE Volatility Index	4	April-12	(2,665)
CBOE Volatility Index	4	May-12	(2,765)
CBOE Volatility Index	1	June-12	(1,403)
Total Futures Contracts Purchased			$9,447

The accompanying notes are an integral part of these financial statements.

SCHOONER FUNDS

Statements of Assets and Liabilities

November 30, 2011 (Unaudited)

			Schooner
			Global
	Schooner		Absolute Return
	Fund		Fund
Assets
Investments, at value (cost $58,020,716 and
$7,439,739, respectively)	$60,254,073		$7,416,934
Cash	36,175		6,081,131
Deposit for futures at broker	—		35,005
Deposit for short sales at broker	—		534,074
Dividends and interest receivable	146,432		133
Receivable for investments sold	226,349		—
Receivable for Fund shares sold	171,614		1,000
Other assets	13,944		12,251
Total Assets	60,848,587		14,080,528
Liabilities
Written options, at value
(premiums received $1,206,988)	1,329,762		—
Short securities, at value (proceeds $905,541)	—		900,548
Payable for investments purchased	1,277,713		—
Payable for Fund shares redeemed	3,925		102,503
Payable to affiliates	36,755		7,728
Payable to Advisor	54,166		3,666
Payable for distribution fees	10,056		—
Accrued expenses and other liabilities	17,371		13,121
Total Liabilities	2,729,748		1,027,566
Net Assets	$58,118,839		$13,052,962
Net assets consist of:
Paid-in capital	$55,726,911		$42,529,897
Accumulated net investment income (loss)	218,324		(244,961)
Undistributed net realized gain (loss)	63,021		(29,230,913)
Net unrealized appreciation (depreciation) on:
Investments	2,233,357		(22,805)
Futures Contracts	—		16,751
Securities Sold Short	—		4,993
Written options	(122,774)		—
Net Assets	$58,118,839		$13,052,962

Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	2,528,174		705,236
Net asset value and redemption price per share	$22.99		$18.51
Maximum offering price per share ($22.99/0.9525)	$24.14	(1)	$—

(1)	Reflects a maximum sales charge of 4.75%.

The accompanying notes are an integral part of these financial statements.

SCHOONER FUNDS

Statements of Operations

For the Six Months Ended November 30, 2011 (Unaudited)

		Schooner
		Global
	Schooner	Absolute Return
	Fund	Fund(1)
Investment Income
Dividend income	$678,188	$18,480 (2)
Interest income	3,526	903
Total Investment Income	681,714	19,383
Expenses
Investment Advisory fees	319,486	161,167
Distribution fees	64,538	—
Administration fees	35,345	34,212
Transfer agent fees and expenses	20,928	90,713
Custody fees	17,136	9,901
Fund accounting fees	15,045	4,196
Federal and state registration fees	13,779	47,995
Audit and tax fees	9,417	9,413
Legal fees	7,479	19,779
Interest and Broker expenses	6,255	—
Chief Compliance Officer fees and expenses	6,039	528
Reports to shareholders	3,519	7,542
Trustees' fees and related expenses	2,817	7,280
Dividends on short positions	—	52,483
Other expenses	3,560	10,879
Total Expenses	525,343	456,088
Less waivers and reimbursement by Advisor (Note 4)	(8,224)	(191,744)
Net Expenses	517,119	264,344
Net Investment Income (Loss)	164,595	(244,961)
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments and purchased options	(318,396)	1,707,094
Futures contracts	—	2,328
Securities Sold Short	—	1,650,977
Written options	404,798	—
Net change in unrealized appreciation (depreciation) on:
Investments and purchased options	3,207	(3,335,460)
Futures contracts	—	16,751
Securities Sold Short	—	784,006
Written Options	(258,032)	—
Net Realized and Unrealized Loss on Investments	(168,423)	825,696
Net Decrease in Net Assets from Operations	$(3,828)	$580,735

(1)	Operations prior to November 7, 2011 are that of the Nakoma Absolute Return Fund, the accounting survivor of the Reorganization (Note 1).
(2)	Net of $827 in foreign withholding tax.

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Statement of Changes in Net Assets

	Six Months Ended
	November 30, 2011	Year Ended
	(Unaudited)	May 31, 2011

From Operations
Net investment income	$164,595	$114,201
Net realized gain (loss) on:
Investments and purchased options	(318,396)	(90,107)
Written options	404,798	812,346
Net change in unrealized appreciation (depreciation) on:
Investments and purchased options	3,207	2,234,990
Written Options	(258,032)	205,395
Net increase (decrease) in net assets from operations	(3,828)	3,276,825

From Distributions
Net investment income - Class A	—	(60,472)
Net realized gain on investments - Class A	—	(1,676,894)
Net decrease in net assets resulting
from distributions paid	—	(1,737,366)

From Capital Share Transactions
Proceeds from shares sold - Class A	15,422,600	35,806,538
Proceeds from exchange of Class C Shares*	—	420,220
Proceeds from shares sold - Class C	—	50,000
Net asset value of shares issued to shareholders in
payment of distributions declared - Class A	—	1,440,219
Payments for shares redeemed - Class A	(6,508,499)	(3,912,010)
Payments for shares redeemed - Class C*	—	(12,034)
Payments for exchange to Class A shares*	—	(420,220)
Net increase in net assets
from capital share transactions	8,914,101	33,372,713
Total Increase in Net Assets	8,910,273	34,912,172

Net Assets
Beginning of Period	49,208,566	14,296,394
End of Period	$58,118,839	$49,208,566
Accumulated Net Investment Income	$218,324	$53,729

*	Class C shares converted to Class A shares on September 28, 2010. See Note 1 in the Notes to the Financial statements.

The accompanying notes are an integral part of these financial statements.

SCHOONER GLOBAL ABSOLUTE RETURN FUND

Statement of Changes in Net Assets

	Period Ended
	November 30, 2011(1)	Year Ended
	(Unaudited)	May 31, 2011(2)
From Operations
Net investment loss	$(244,961)	$(3,323,892)
Net realized gain (loss) on:
Investments and purchased options	1,707,094	25,006,984
Futures contracts	2,328	—
Securities sold short	1,650,977	(28,580,234)
Net change in unrealized appreciation (depreciation) on:
Investments and purchased options	(3,335,460)	(2,589,851)
Futures contracts	16,751	—
Securities sold short	784,006	—
Net increase (decrease) in net assets from operations	580,735	(9,486,993)

From Capital Share Transactions
Proceeds from shares issued in merger	15,582,906	—
Proceeds from shares sold	7,280,937	67,914,278
Payments for shares redeemed	(50,564,281)	(191,589,905)
Net decrease in net assets from capital
share transactions	(27,700,438)	(123,675,627)
Total Increase (Decrease) in Net Assets	(27,119,703)	(133,162,620)

Net Assets
Beginning of Period	40,172,665	173,335,285
End of Period	$13,052,962	$40,172,665
Accumulated Net Investment Loss	$(244,961)	$—

(1)	Operations prior to November 7, 2011 are that of the Nakoma Absolute Return Fund, the accounting survivor of the Reorganization (Note 1).
(2)	Formerly the Nakoma Absolute Return Fund (Note 1).

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Financial Highlights

Net Asset Value, Beginning of Period

Income from investment operations:
Net investment income (loss)(2)
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less distributions paid:
From net investment income
From net realized gain on investments
Total distributions paid
Net Asset Value, End of Period

Total return(3)(4)

Supplemental Data and Ratios:
Net assets, end of period (000’s)
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(5)
After waivers and reimbursements of expenses(5)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(5)
After waivers and reimbursements of expenses(5)
Portfolio turnover rate(4)

(1)	The Fund commenced operations on August 29, 2008.
(2)	Per share net investment income (loss) was calculated using average shares outstanding.
(3)
Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.  Excludes the effect of applicable sales charges.

(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period.  It does not agree to the aggregate gains in the Statement of Operations due to fluctuation in share transactions during the period.

(7)	Amount is less than 0.5 cent per share.
(8)
The ratio of expenses to average net assets includes broker interest and interest expense.  The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding broker interest and interest expense were 2.03% and 2.00% for the six months ended November 30, 2011.

The accompanying notes are an integral part of these financial statements.

Per Share Data for a Share Outstanding Throughout each Period

Six Months Ended
November 30, 2011		Year Ended	Year Ended		Period Ended
(Unaudited)		May 31, 2011	May 31, 2010		May 31, 2009(1)
$23.11		$21.65	$18.90		$20.00

0.07		0.08	(0.17)		0.07
(0.19)		2.45	3.26		(1.12	)(6)
(0.12)		2.53	3.09		(1.05)

—		(0.04)	(0.00	)(7)	(0.05)
—		(1.03)	(0.34)		—
—		(1.07)	(0.34)		(0.05)
$22.99		$23.11	$21.65		$18.90
(0.52)%		11.81%	16.34%		(5.21)%

$58,119		$49,209	$13,930		$4,003

2.06	%(8)	2.31%	3.97%		7.96%
2.03	%(8)	2.00%	2.00%		2.00%

0.61%		0.04%	(2.76)%		(5.42)%
0.64%		0.35%	(0.79)%		0.54%
67.34%		179.08%	123.54%		95.55%

The accompanying notes are an integral part of these financial statements.

SCHOONER GLOBAL ABSOLUTE RETURN FUND

Financial Highlights

Net Asset Value, Beginning of Period

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gain (loss) on investments and securities sold short
Total from investment operations

Less distributions paid:
From net investment income
From net realized gain on investments
Return of capital
Total distributions paid
Net Asset Value, End of Period

Total return(4)(5)

Supplemental Data and Ratios:
Net assets, end of period (000’s)
Ratio of expenses to average net assets, excluding dividend and interest expense on securities sold short, after waived or recaptured fees(8)
Ratio of dividend and interest expense on securities sold short to average net assets(8)
Ratio of expenses to average net assets, including dividend and interest expense on securities sold short, after waived or recaptured fees(8)
Ratio of expenses to average net assets, before waived or recaptured fees(8)
Ratio of net investment income (loss) to average net assets, after waived or recaptured fees(8)
Ratio of net investment loss to average net assets, before
waived or recaptured fees(8)
Portfolio turnover rate-long positions, excluding short positions(5)
(1)	Operations prior to November 7, 2011 are that of the Nakoma Absolute Return Fund, the accounting survivor of the Reorganization (Note 1).
(2)	Formerly the Nakoma Absolute Return Fund ( Note 1).
(3)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period.  It does not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions.

(4)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(5)	Not annualized for periods less than one year.
(6)	Represents performance beginning on the first day of security trading (December 18, 2006).
(7)	Reflects the Nakoma Capital Management, LLC’s waiver or recapture of a portion of its management fees and/or other operating expenses.
(8)	Annualized for periods less than one year.
*	The Nakoma Absolute Return Fund commenced operations on August 23, 2006. Fund began investing in line with its investment objectives on December 18, 2006.

The accompanying notes are an integral part of these financial statements.

Per Share Data for a Share Outstanding Throughout each Period

Period Ended
November 30, 2011	Periods Ended May 31,
(Unaudited)(1)	2011(2)		2010(2)	2009(2)		2008(2)		2007(2)*
$18.14	$19.43		$21.32	$21.18		$21.19		$20.00

(0.35)	(1.50)		(0.49)	(0.26)		(0.16)		0.11
0.72	0.21	(3)	(1.40)	0.40	(3)	0.20	(3)	1.11
0.37	(1.29)		(1.89)	0.14		0.04		1.22

—	—		—	—		(0.02)		(0.03)
—	—		—	—		—		—
—	—		—	—		(0.03)		—
—	—		—	—		(0.02)		(0.03)
$18.51	$18.14		$19.43	$21.32		$21.18		$21.19
2.04%	(6.64)%		(8.86)%	0.66%		0.18%		5.95	%(6)

$13,053	$40,173		$173,335	$231,895		$109,402		$16,687

1.99%	1.99	%(7)	1.85%	1.86	%(7)	1.99	%(7)	1.99	%(7)(8)
0.49%	0.98%		0.79%	0.69%		0.62%		0.46	%(8)

2.48%	2.97	%(7)	2.64%	2.55	%(7)	2.61	%(7)	2.45	%(7)(8)
4.27%	3.12%		2.64%	2.48%		2.57%		5.73	%(8)

(2.28)%	(2.34	)%(7)	(1.99)%	(1.79	)%(7)	(0.59	)%(7)	1.41	%(7)(8)

(4.07)%	(2.49)%		(1.99)%	(1.72)%		(0.55)%		(1.87	)%(8)
101%	120%		126%	115%		124%		18	%(5)

The accompanying notes are an integral part of these financial statements.

SCHOONER FUNDS
Notes to Financial Statements
November 30, 2011 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company. The Schooner Fund, formerly known as the Schooner Growth and Income Fund, and Schooner Global Absolute Return Fund, formerly known as the Nakoma Absolute Return Fund (the “Fund” or “Funds”), represent a distinct series with their own investment objectives and policies within the Trust.  The assets of the Funds are segregated, and a shareholder’s interest is limited to the fund in which shares are held.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  Costs incurred by the Funds in connection with the organization, registration and the initial public offering of shares were paid by Schooner Investment Group, LLC (the “Advisor”).

The Schooner Fund became effective and commenced operations on August 29, 2008.  The Schooner Fund currently offers only Class A shares. Effective September 28, 2010, the Schooner Fund ceased offering its Class C shares to the public and began offering Class A shares only. The remaining Class C shares converted to Class A shares on September 28, 2010. Class A shares are subject to an initial maximum sales charge of 4.75% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Fund’s prospectus. The investment objective of the Schooner Fund is long-term capital appreciation with the generation of moderate current income. The investment objective of the Schooner Global Absolute Return Fund is capital appreciation while maintaining a low or negative correlation over time with the major equity indices.

On November 7, 2011, the Schooner Global Absolute Return Fund (the “Schooner Global Fund”) acquired all of the assets and assumed all of the liabilities of the Nakoma Absolute Return Fund ( the “Nakoma Fund”), a series of Nakoma Mutual Funds, in a tax-free exchange of shares and the subsequent liquidation of the Nakoma Fund ( the “Reorganization”).  The Agreement and Plan of Reorganization was approved by the Nakoma Board of Trustees of Nakoma Mutual Funds (“Nakoma Board”).  Pursuant to an agreement between Nakoma Capital Management, LLC (“Nakoma”) and the Advisor both parties agreed to equally share all expenses incurred in connection with the Reorganization, and the Advisor agreed to make certain payments to Nakoma for a period of five years following the completion of the Reorganization.

The Nakoma Fund was the accounting survivor of the Reorganization, consequently the Nakoma Fund’s financial history has been adopted by the Schooner Global Fund.  As a result, the financial history in this semi-annual report for the periods prior to November 7, 2011 is that of the Nakoma Fund.  The Schooner Global Fund acquired the Nakoma Fund shares, through a tax-free exchange using a 1-for-1 exchange ratio.

SCHOONER FUNDS
Notes to Financial Statements (Continued)
November 30, 2011 (Unaudited)

Number of shares outstanding of the Nakoma Fund prior to merger	840,622
Merger Exchange Ratio	1.000
Merger Conversion Ratio	1.000
Number of shares of the Schooner Global Fund
issued for shares of the Nakoma Fund	840,622
Unrealized appreciation of the Nakoma Fund prior to merger	$0
Unrealized appreciation of the Schooner Global Fund prior to merger	$0

There were no undistributed income or gain amounts unpaid prior to the merger of the Nakoma Fund.

	Prior to Merger	After Merger
Net assets of the Nakoma Fund	$15,582,906	$0
Net assets of the Schooner Global Fund	$0	$15,582,906

For financial reporting purposes, the net assets received and shares issued by the Schooner Global Fund were recorded at fair value.

The Statement of Operations reflects the operations of the Nakoma Fund for the period before the Reorganization and the operations of the Schooner Global Fund for the period after the Reorganization.  If the Reorganization had occurred on the first day of the Nakoma Fund’s fiscal year, the pro forma results of operations for the period ended November 30, 2011 would be unchanged as the Schooner Fund had no operations prior to November 7, 2011.

Since November 7, 2011, the Schooner Global Fund has been managed as a single, integrated portfolio.  As a result, it is not practicable to separate the amounts of revenue and earnings attributable to the Nakoma Fund that are included in the Statement of Operations between November 7, 2011 and November 30, 2011.

This semi-annual report covers the period from June 1, 2011, the first date of the Nakoma Fund’s fiscal year, through November 30, 2011, the semi-annual period end of the Schooner Global Fund.  Information shown for the period from June 1, 2011 through November 6, 2011 (“Pre-Merger Period”) is that of the Nakoma Fund.  Information shown for the period from November 7, 2011 through November 30, 2011 (“Post-Merger Period”) is that of the Schooner Global Fund.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the stock is traded.

SCHOONER FUNDS
Notes to Financial Statements (Continued)
November 30, 2011 (Unaudited)

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.  When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor to believe that a security’s last sale price may not  reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (“Pricing Service”).  If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  Short-term debt securities such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

SCHOONER FUNDS
Notes to Financial Statements (Continued)
November 30, 2011 (Unaudited)

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of November 30, 2011, in valuing the Funds’ investments carried at fair value:

Schooner Fund
	Level 1	Level 2	Level 3	Total
Assets(1):
Common Stocks	$52,217,838	$—	$—	$52,217,838
Exchange Traded Funds	5,219,920	—	—	5,219,920
Convertible
Preferred Stocks	1,030,890	—	—	1,030,890
Preferred Stocks	549,800	—	—	549,800
Short-Term Investments	1,235,625	—	—	1,235,625
Total Assets	$60,254,073	$—	$—	$60,254,073
Liabilities:
Written Options	$1,329,762	$—	$—	$1,329,762
Total Liabilities	$1,329,762	$—	$—	$1,329,762

Schooner Global Absolute Return Fund
	Level 1	Level 2	Level 3	Total
Assets(1):
Exchange Traded Funds	$6,416,934	$—	$—	$6,416,934
Short-Term Investments	1,000,000			1,000,000
Total Assets	$7,416,934	$—	$—	$7,416,934
Liabilities:
Securities Sold Short	$900,548	$—	$—	$900,548
Total Liabilities	$900,548	$—	$—	$900,548
Other Financial
Instruments(2)	$16,751	$—	$—	$16,751

(1)	See the Schedule of Investments for industry classifications.

(2)	Other financial instruments are futures contracts not reflected in the Schedule of Investments, which are reflected at the unrealized appreciation (depreciation) on the instrument.

The Funds did not invest in any Level 3 investments during the period ended November 30, 2011. During the period ended November 30, 2011, there were no significant transfers between levels for the Funds. It is each Funds’ policy to record transfers between levels as of the end of the reporting period.

SCHOONER FUNDS
Notes to Financial Statements (Continued)
November 30, 2011 (Unaudited)

(b)	Options

GAAP requires enhanced disclosures about the Funds’ derivative activities, including how such activities are accounted for and their effect on the Funds’ financial position and results of operations.

The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds enter into written call options to hedge against changes in the value of equities. The Funds’ option component of overall investment strategy is often referred to as a “buy-write” strategy (also called a “covered call” strategy), in which the Advisor writes (sells) a call option contract while at the same time owning an equivalent number of shares of the underlying stock to generate moderate current income. The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income.  Written call options expose the Funds to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default. The Funds may also purchase put options to provide protection against adverse price effects from anticipated changes in prices of securities. In addition, the Funds enter into written put options to hedge against changes in the value of purchased put options.

The Funds may purchase and write call and put options on securities and indices and enter into related closing transactions.  As a holder of a call option, the Funds have the right, but not the obligation, to purchase a security at the exercise price during the exercise period.  As the writer of a call option, the Funds have the obligation to sell the security at the exercise price during the exercise period in the event the option is exercised.  As a holder of a put option, the Funds have the right, but not the obligation, to sell a security at the exercise price during the exercise period.  As the writer of a put option, the Funds have the obligation to buy the underlying security at the exercise price during the exercise period.

When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from options written.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have realized a gain or a loss.  If a put option is exercised, the premium is deducted from the cost basis of the security purchased.  The Funds, as writers of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

When purchasing options, the Funds will recognize a realized loss equal to the premium paid to purchase the option, if the option expires unexercised. The difference between the proceeds received on effecting a closing sale transaction and the premium paid will be recognized as a realized gain or loss.  If a put option is exercised, the

SCHOONER FUNDS
Notes to Financial Statements (Continued)
November 30, 2011 (Unaudited)

premium paid is deducted from the proceeds on the sale of the underlying security in determining whether the Funds have a realized gain or loss.

(c)	Futures

The Funds may enter into futures contracts traded on domestic exchanges, including stock index futures contracts. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains and losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. As collateral for futures contracts, the Funds are required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time. Futures contracts also expose the Funds to counterparty credit risk. The Funds will not enter into these contracts unless they own either 1) an offsetting position in the securities or 2) cash and liquid assets with a value marked-to-market daily, sufficient to cover their potential obligations.

Schooner Fund

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of November 30, 2011 was as follows:

Derivatives not accounted	Statement of
for as hedging instruments	Assets and Liabilities	Value
Equity Contracts –
Written options	Liabilities, Written options	$1,329,762
Total		$1,329,762

SCHOONER FUNDS
Notes to Financial Statements (Continued)
November 30, 2011 (Unaudited)

The effect of Derivative Instruments on the Statement of Operations for the six months ended November 30, 2011 was as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Value
Equity Contracts –
Purchased options	Net realized gain (loss) on
	investments and option contracts	$2,869,258
Equity Contracts –
Written options	Net realized gain (loss) on
	written options	404,798
Total		$3,274,056

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Value
Equity Contracts –
Purchased options	Net change in unrealized
	appreciation (depreciation)
	on investments and
	purchased options	$589,558
Equity Contracts –
Written options	Net change in unrealized
	appreciation (depreciation)
	on investments and
	purchased options	(258,032)
Total		$331,526

SCHOONER FUNDS
Notes to Financial Statements (Continued)
November 30, 2011 (Unaudited)

Schooner Global Absolute Return Fund

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of November 30, 2011 was as follows:

Derivatives not accounted	Statement of
for as hedging instruments	Assets and Liabilities	Value
Equity Contracts – Futures	Assets; Deposits for futures at brokers	$17,013
Currency Contracts –
Futures	Assets; Deposits for futures at brokers	$(1,960)
Volatility Contracts –
Futures	Assets; Deposits for futures at brokers	$1,698
Total		$16,751

The effect of derivative instruments on the Statement of Operations for the period ended November 30, 2011 was as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Value
Equity Contracts – Futures	Net realized gain (loss) on
	futures contracts expired or closed	$1,193
Volatility Contracts –
Futures	Net realized gain (loss) on
	futures contracts expired or closed	$1,135
Total		$2,328

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Value
Equity Contracts – Futures	Net change in unrealized
	appreciation on futures contracts	$17,013
Currency Contracts –
Futures	Net change in unrealized
	appreciation on option contracts	$(1,960)
Volatility Contracts –
Futures	Net change in unrealized
	appreciation on option contracts	$1,698
Total		$16,751

Transactions in options written during the period ended November 30, 2011 for the Schooner Fund were as follows:

SCHOONER FUNDS
Notes to Financial Statements (Continued)
November 30, 2011 (Unaudited)

	Call Options
	Contracts	Premiums
Outstanding, beginning of period	7,075	$683,583
Options written	157,949	17,972,611
Options terminated in closing transactions	(152,335)	(17,436,640)
Options exercised	(78)	(12,566)
Options expired	0	0
Outstanding, end of period	12,611	$1,206,988

	Put Options
	Contracts	Premiums
Outstanding, beginning of period	7,330	$433,640
Options written	26,070	1,798,742
Options terminated in closing transactions	(27,300)	(1,749,271)
Options exercised	0	0
Options expired	(6,100)	(483,111)
Outstanding, end of period	0	$0

As of November 30, 2011, the fair value of long positions which served as collateral for call options written was $44,909,083.

As of May 31, 2011, there were 7,500 purchased options contracts outstanding.  During the six months ended November 30, 2011, 27,345 options contracts were purchased, 6,100 purchased options contracts expired, and 28,745 purchased options contracts were terminated in closing transactions.  As of November 30, 2011, there were no purchased options contracts outstanding.

The Schooner Global Absolute Return Fund did not have any option transactions during the period. For transactions in futures contracts, please see the Schedule of Open Futures Contracts on page 25.

(d)	Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment companies and make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the six months ended November 30, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties. The Funds are subject to examination by U.S. taxing authorities for the tax years prior to the year ended May 31, 2008.

(e)	Distributions to Shareholders

The Funds will distribute net investment income and net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes

SCHOONER FUNDS
Notes to Financial Statements (Continued)
November 30, 2011 (Unaudited)

may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

Income and capital gain distributions may differ from GAAP, primarily due to timing differences in the recognition of income and gains and losses by the Funds. To the extent that these differences are attributable to permanent book and tax accounting differences, they are reclassified in the components of net assets.

(f)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(g)	Share Valuation

The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The Schooner Fund charged a 2.00% redemption fee for shares redeemed within seven days through September 27, 2010. These fees were deducted from the redemption proceeds otherwise payable to the shareholder. The Schooner Fund retained the fee charged as an increase in paid-in capital and such fees became part of the Schooner Fund’s daily NAV calculation.  Effective September 28, 2010, the redemption fee was eliminated from the Schooner Fund.  There were no redemption fees charged during the periods presented for the Funds.

(h)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust, or by other equitable means. Expenses directly attributable to a specific class of shares are charged to that class.

(i)	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions using the specific identification method by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

Schooner Fund

The tax character of distributions paid to the Schooner Fund’s shareholders are as follows:

SCHOONER FUNDS
Notes to Financial Statements (Continued)
November 30, 2011 (Unaudited)

	Ordinary Income	Long-Term Capital Gains
Year ended May 31, 2010	$139,183	$1,915
Year ended May 31, 2011	$1,216,629	$520,737

The Schooner Fund designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended May 31, 2011.

As of May 31, 2011, the components of accumulated earnings (losses) on a tax basis were as follows:
Schooner Fund
Cost basis of investments for federal income tax purposes(1)	$48,907,036
Gross tax unrealized appreciation	$3,172,517
Gross tax unrealized depreciation	(1,072,660)
Net tax unrealized appreciation	2,099,857
Undistributed ordinary income	53,729
Undistributed long-term capital gain	309
Total distributable earnings	54,038
Other accumulated gain/(loss)	241,861
Total accumulated earnings/(loss)	$2,395,756
(1)	Excludes written options.

The difference between book-basis and tax-basis distributable earnings is attributable primarily to the tax deferral of losses on wash sales, mark-to-market on 1256 contracts, straddle adjustments and the deferral of post-October losses.

As of May 31, 2011, Schooner the Fund deferred, on a tax basis, post-October losses of $16,460.

Schooner Global Absolute Return Fund

As disclosed in Note (1), the Nakoma Fund was the accounting survivor of the Reorganization.  The Nakoma Fund is also the tax survivor of the Reorganization.  As a result, the following information is that of the Nakoma Fund for the fiscal year ended May 31, 2011.

At May 31, 2011, the cost of securities and proceeds from securities sold short, on a tax basis and gross unrealized appreciation and depreciation on investments and securities sold short for federal income tax purposes were as follows:

Cost of investments	$81,309,387
Proceeds from securities sold short	$(16,614,465)
Unrealized appreciation	$4,399,531
Unrealized depreciation	(2,180,725)
Net unrealized appreciation on investments
and securities sold short	$2,218,806

SCHOONER FUNDS
Notes to Financial Statements (Continued)
November 30, 2011 (Unaudited)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

There were no distributions paid during the fiscal year ended May 31, 2011, and the fiscal year ended May 31, 2010.

As of May 31, 2011, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term gains	—
Tax accumulated earnings	—
Accumulated capital and other losses	(32,276,476)
Unrealized appreciation on investments
and securities sold short	2,218,806
Total accumulated losses	$(30,057,670)

As of May 31, 2011, the Fund had a capital loss carry forward of $30,067,966, of which $987,684 expires on May 31, 2016, $12,569,991 expires on May 31, 2017, $7,000,309 expires on May 31, 2018, and $9,509,982 expires on May 31, 2019.

As of May 31, 2011, the Fund had $2,208,510 of post-October losses, which are deferred until June 1, 2011, for tax purposes.  Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

(4)	Investment Advisor

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Advisor for its management services at the annual rate of 1.25% for the Schooner Fund and 1.65% for the Schooner Global Absolute Return Fund of each Fund’s average daily net assets.  Prior to November 7, 2011, Nakoma was compensated for its management services at an annual rate of 1.50% of the Nakoma Fund’s average daily net assets.  During the Post-Merger Period, the Advisor earned $14,819 for its management services.  During the Pre-Merger Period, Nakoma earned $146,348 for its management services.  For a discussion of the Reorganization, see Note 1.

The Advisor has contractually agreed to waive its management fee and/or reimburse the Funds’ other expenses to the extent necessary to ensure that the Funds’ operating expenses (excluding front-end or contingent deferred loads, taxes, leverage, interest, acquired fund fees and expenses, dividends on short sales, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary items) do not exceed 2.00%, 2.75% and 1.95% (the “Expense Limitation Cap”) of the Funds’ average daily net assets for Schooner Fund – Class A, Schooner Fund – Class C and Schooner Global Absolute Return Fund, respectively.  Effective September 28,

SCHOONER FUNDS
Notes to Financial Statements (Continued)
November 30, 2011 (Unaudited)

2010, Class C shares of the Schooner Fund ceased operations and the outstanding shares converted to Class A shares of the Schooner Fund. The Expense Limitation Cap is in effect through at least September 28, 2021 and subject to approval by the Advisor and Board of Trustees thereafter. For the period ended November 30, 2011, expenses of $8,224 for Schooner Fund – Class A shares and $11,153 for Schooner Global Absolute Return Fund incurred by the Funds were waived or reimbursed by the Advisor. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Advisor shall only be entitled to recoup such amounts over the following three fiscal years. The following table shows the remaining waived or reimbursed expenses for the Funds subject to potential recovery expiring:

	Schooner	Schooner Global
	Fund	Absolute Return Fund
May 31, 2012	$134,362	—
May 31, 2013	$167,936	—
May 31, 2014	$101,299	—
November 30, 2014	$8,224	$11,153

During the Pre-Merger Period, Nakoma reduced its advisory fee and/or reimbursed expenses of the Nakoma Fund to the extent necessary to maintain the Nakoma Fund’s total annual expense ratio at no greater than 1.99%.  For the Pre-Merger Period Nakoma reimbursed expenses of $180,591, pursuant to the Expense Limitation Cap.  These expenses, as well as expenses reimbursed in prior fiscal years, are not subject to recoupment.

(5)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Schooner Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% and 0.75% of the Fund’s average daily net assets for Class A and Class C shares respectively, for services to prospective Fund shareholders and distribution of Fund shares. Effective September 28, 2010, Class C shares ceased operations and the outstanding shares converted to Class A shares. The Distributor earned fees of $64,538 from Class A during the six months ended November 30, 2011.  At November 30, 2011, the Distributor was owed fees of $10,056 for Class A shares.

(6)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC (“USBFS”) and U.S. Bank, N.A., which provide fund accounting, administration, transfer agency and custodian services to the Funds.  This same Trustee is also an interested person of the Distributor.  The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the period ended November 30, 2011, the Funds were allocated $6,039 and $528 of the Trust’s Chief Compliance Officer fees and expenses for the Schooner Fund and Schooner Global Absolute Return Fund, respectively.

SCHOONER FUNDS
Notes to Financial Statements (Continued)
November 30, 2011 (Unaudited)

During the Pre-Merger Period, certain officers and Trustees of Nakoma Mutual Funds (“Nakoma Trust”) were affiliated with Nakoma. None of these individuals received a fee from the Nakoma Trust.

(7)	Capital Share Transactions

Transactions in shares of the Schooner Fund were as follows:

	Six Months Ended	Year Ended
Class A Shares	November 30, 2011	May 31, 2011
Shares sold	689,390	1,575,082
Shares exchanged from Class C(1)	—	18,594
Shares issued in reinvestment of distributions	—	63,614
Shares redeemed	(290,534)	(171,445)
Net increase	398,856	1,485,845
(1)	Class C shares converted to Class A shares on September 28, 2010.

	Six Months Ended	Year Ended
Class C Shares	November 30, 2011	May 31, 2011
Shares sold	—	2,316
Shares issued in reinvestment of distributions	—	—
Shares redeemed	—	(576)
Shares exchanged into Class A(1)	—	(18,849)
Net increase (decrease)	—	(17,109)
(1)	Class C shares converted to Class A shares on September 28, 2010.

Transactions in shares of the Schooner Global Absolute Return Fund were as follows:

	Period Ended	Year Ended
	November 30, 2011	May 31, 2011
Shares sold	391,491	3,568,744
Shares issued in merger	840,622	—
Shares redeemed	(2,741,735)	(10,275,118)
Net decrease	(1,509,622)	(6,706,374)

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments and options, for the Funds for the period ended November 30, 2011 are summarized below.  There were no purchases or sales of U.S. Government securities for the Funds.

	Schooner	Schooner Global
	Fund	Absolute Return Fund
Purchases	$49,003,897	$19,758,309
Sales	$34,740,188	$9,662,406

(9)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section

SCHOONER FUNDS
Notes to Financial Statements (Continued)
November 30, 2011 (Unaudited)

2(a)(9) of the 1940 Act. At November 30, 2011, National Financial Services, LLC, for the benefit of its customers, held 63% of the Schooner Fund’s outstanding shares, and Charles Schwab & Co., Inc., for the benefit of its customers, held 26% and 49% of Schooner Fund and Schooner Global Absolute Return Fund, respectively.

(10)	Line of Credit

At November 30, 2011, the Schooner Fund had a line of credit in the amount of $500,000, which matures on August 31, 2012.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  Interest will be accrued at the prime rate. The credit facility is with the Fund’s custodian, U.S. Bank, N.A.  During the six months ended November 30, 2011, the Schooner Fund had borrowings on the line of credit on twenty days, with an average borrowing and interest rate on those days of $426,950 and 3.25% respectively. Interest expense of $1,631 incurred during the six months is included within other expenses on the Statement of Operations. The June 8 – 22, 2011 balance of $500,000 was the maximum amount of borrowings during the six months ended November 30, 2011.

(11)	Recent Tax Law

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.  Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and were carried forward as short-term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

The provisions related to the Modernization Act for qualification testing are effective for the May 31, 2011 taxable year. The effective date for changes in the treatment of capital losses is the May 31, 2012 taxable year.

SCHOONER FUND
Basis for Trustee’s Approval of Investment Advisory Agreement
(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 30, 2011 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Schooner Fund (the “Fund”), a series of the Trust, and Schooner Investment Group, LLC, the Fund’s investment adviser (the “Advisor”).  In advance of the meeting, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Advisor (including a due diligence questionnaire completed on behalf of the Fund by the Advisor, the Advisor’s Form ADV, select financial statements of the Advisor, bibliographic information of the Advisor’s key management and compliance personnel, comparative fee information for the Fund and the Advisor’s other separately-managed accounts and a summary detailing key provisions of the Advisor’s written compliance program, including its Code of Ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Advisor, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2012.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by the Advisor to the Fund and the amount of time devoted by the Advisor’s staff to the Fund’s operations.  The Trustees considered the Advisor’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of Gregory R. Levinson, the Fund’s portfolio manager, as well as other key personnel at the Advisor involved in the day-to-day activities of the Fund.  The Trustees reviewed the structure of the Advisor’s compliance program and the Advisor’s marketing activities and goals and its continuing commitment to the growth of Fund assets.  The Trustees noted that during the course of the prior year they had met with the Advisor in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Advisor.  The Trustees discussed in detail the Advisor’s

SCHOONER FUND
Basis for Trustee’s Approval of Investment Advisory Agreement
(Unaudited) (Continued)

handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Advisor’s compliance program.  The Trustees concluded that the Advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided to the Fund, as well as the Advisor’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISOR

The Trustees discussed the Fund’s performance for the year-to-date and one-year periods ended July 31, 2011.  In assessing the quality of the portfolio management services delivered by the Advisor, the Trustees also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to its benchmark index, the S&P 500 Index, and in comparison to a peer group of U.S. open-end long/short equity funds, as constructed by data presented by Morningstar, Inc.  The Trustees noted that the Fund’s performance for the year-to-date period ended July 31, 2011, although negative, was in line with the peer group average and fell within the second quartile.  The Trustees also noted that the Fund outperformed its peer group average for the one-year period ended July 31, 2011, falling within the second quartile.  After considering all of the information, the Trustees concluded that the performance obtained by the Advisor for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Advisor’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISOR

The Trustees considered the cost of services and the structure of the Advisor’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection.  The Trustees considered the cost structure of the Fund relative to its peer group of U.S. open-end long/short equity funds, as constructed by data presented by Morningstar, Inc., as well as the fee waivers and expense reimbursements of the Advisor.

The Trustees also considered the overall profitability of the Advisor, reviewing the Advisor’s financial information and noted that the Advisor had subsidized the Fund’s operations since the Fund’s inception and had not recouped those subsidies.  The Trustees also examined the level of profits that could be expected to accrue to the Advisor from the fees payable under the Agreement and the expense subsidization undertaken by the Advisor, as well as the Fund’s brokerage commissions and use of soft dollars by the Advisor.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the August 30, 2011 meeting, as well as the presentations made by the Advisor over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 1.25% was slightly above the peer group average of 1.16%, with each falling in the second quartile.  The

SCHOONER FUND
Basis for Trustee’s Approval of Investment Advisory Agreement
(Unaudited) (Continued)

Trustees noted that the Fund’s total expenses (net of fee waivers and expense reimbursements) of 2.00% fell in the second quartile, and was below the peer group average of 2.23%, which fell in the third quartile.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Advisor were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees noted that the Advisor had not yet achieved a profit in acting as investment adviser to the Fund, but that the Advisor maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory activities, despite its subsidies to support the Fund’s operations.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.  With respect to the Advisor’s fee structure and any applicable expense waivers, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Advisor and the Fund at the Fund’s current asset level.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by the Advisor from its association with the Fund.  The Trustees examined the brokerage and commissions of the Advisor with respect to the Fund.  The Trustees concluded that the benefits the Advisor may receive, such as greater name recognition or increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases may benefit the Fund through growth in assets.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreement as being in the best interests of the Fund and its shareholders.

SCHOONER GLOBAL ABSOLUTE RETURN FUND
Basis for Trustee’s Approval of Investment Advisory Agreement
(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on April 28, 2011 to consider the initial approval of the Investment Advisory Agreement (the “Agreement”) between the Schooner Global Absolute Return Fund (the “Fund”), a series of the Trust, and Schooner Investment Group, LLC, the Fund’s investment advisor (the “Advisor”).  In advance of the meeting, the Trustees requested and received materials to assist them in considering the approval of the Agreement, including a memorandum provided by the Fund’s legal counsel, which outlined the Board’s responsibilities in considering the investment advisory agreement.  The Trustees also reviewed and discussed the Form ADV for the Advisor, as well as a summary of a due diligence questionnaire completed by the Advisor.  The Board also considered other matters, including, but not limited to the following: (1) the quality of services that would be provided to the Fund by the Advisor; (2) the past performance of other accounts that have investment strategies that are similar to that of the Fund and are managed by Mr. Alec Petro and Mr. Brian Chen, who would also serve as the Fund’s portfolio managers; (3) the fact that the Fund will benefit from the depth of investment talent and resources of the Advisor; (4) the proposed management fee structure under the advisory agreement with the Advisor; (5) the fact that the Advisor has agreed to maintain an expense limitation agreement on behalf of the Fund; and (6) other factors deemed relevant.

The Trustees noted that Mr. Greg Levinson, President and Chief Investment Officer, Alec Petro, Senior Partner, and Brian Chen, Head of Research and Quantitative Strategies, each of the Advisor, had attended the regular meeting of the Board held on February 3, 2011, during which they had provided information concerning the investment process which would be applied to select investments for the Fund and reviewed the background and experience of Mr. Petro and Mr. Chen, who would serve as the Fund’s portfolio managers.  At the February 3, 2011 meeting, Mr. Levinson also reviewed the background and experience of the Advisor and its operations and staff, and provided information concerning the Advisor’s marketing efforts and the personnel who would lead those efforts on behalf of the Fund.  The Board also considered the fact that Mr. Petro and Mr. Chen previously managed other accounts that employ similar investment processes to those that would be applied to the Fund, and reviewed the prior performance of those accounts.

In considering approval of the Agreement, the Trustees also reviewed the Trust’s post effective amendment to its Form N-1A registration statement, including the prospectus and statement of additional information included therein, relating to the initial registration of the Fund.  Based on its evaluation of information provided by the Advisor, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the Agreement for an initial term ending two years following the Fund’s commencement of operations pursuant to an effective registration statement.

SCHOONER GLOBAL ABSOLUTE RETURN FUND
Basis for Trustee’s Approval of Investment Advisory Agreement
(Unaudited) (Continued)

DISCUSSION OF FACTORS CONSIDERED

In considering the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services to be provided by the Advisor to the Fund.  The Trustees considered the Advisor’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of Mr. Petro and Mr. Chen, who would manage the Fund’s investment portfolio, as well as other key personnel at the Advisor involved in the day-to-day activities of the Fund.  The Trustees reviewed the structure of the Advisor’s compliance procedures and the information provided by the Advisor in response to the due diligence questionnaire as well as other information provided by the Advisor and forwarded to the Trustees specifically for the April 28, 2011 meeting.  The Trustees also noted any services that extended beyond portfolio management, and they considered the overall capability of the Advisor.  The Trustees also considered information presented by the Advisor at the February 3, 2011 meeting.  The Trustees, in consultation with their independent counsel, reviewed the Advisor’s policies and procedures and compliance program and were assured that it was compliant with Rule 206(4)-7(a) promulgated under the Investment Advisors Act of 1940, as amended.  The Trustees concluded that the Advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided to the Fund were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE ADVISOR

In assessing the portfolio management services to be provided by the Advisor, the Trustees noted the Advisor’s presentation at the February 3, 2011 meeting, during which the representatives from the Advisor provided information concerning the investment management experience of the persons who would serve as the Fund’s portfolio managers.  The Trustees also reviewed the portfolio managers’ performance for their other accounts that were previously managed using a strategy similar to that which would be employed by the Fund.  After considering all of the information, the Trustees concluded that the Fund and its shareholders were likely to benefit from the Advisor’s management.

3.	COSTS OF SERVICES AND PROFITS REALIZED BY THE ADVISOR

The Trustees considered the cost of services and the structure of the Advisor’s fees.  The Trustees considered the cost structure of the Fund relative to its peer group based on the Lipper fee analysis provided to the Trustees as well as the proposed expense waivers and reimbursements of the Advisor.  The Trustees also examined the level of profits that could be expected to accrue to the Advisor from the fees payable under the Agreement and the proposed expense subsidization undertaken by the Advisor.

SCHOONER GLOBAL ABSOLUTE RETURN FUND
Basis for Trustee’s Approval of Investment Advisory Agreement
(Unaudited) (Continued)

The Board noted that the Fund’s proposed management fee of 1.650% fell into the fourth quartile compared to the Fund’s peer group of equity market neutral funds, above the peer group average fee of 1.166%.  The Board noted that the Advisor had agreed to waive its management fee and/or reimburse fund expenses for at least a three-year period, so that the Fund’s total annual fund operating expenses do not exceed 1.950% of the Fund’s average annual assets, compared to the peer group average of 1.840%.  The Trustees concluded that the Fund’s expenses and the fees paid to the Advisor were fair and reasonable in light of the comparative expense and advisory fee information and the investment management services to be provided by the Advisor.  The Trustees further concluded that the Advisor’s profit from sponsoring the Fund would not be excessive and would enable the Advisor to maintain adequate profit levels to support its provision of advisory services to the Fund.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees reviewed the structure of the Advisor’s advisory fees and discussed potential economies of scale (and if such economies are realized, how they would be shared with shareholders).  The Trustees concluded that the potential economies of scale that the Fund might realize would be achievable under the structure of the Advisor’s advisory fees and the Fund’s expenses.  The Trustees reviewed all proposed expense waivers and reimbursements by the Advisor with respect to the Fund.  With respect to the Advisor’s fee structure and any applicable expense waivers, the Trustees concluded that the realized and potential economies of scale with respect to the Fund were acceptable.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be received by the Advisor from its association with the Fund.  The Trustees concluded that the benefits the Advisor may receive, such as greater name recognition or the ability to attract additional investor assets, appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the Agreement, the Trustees did not identify any one factor as all-important, but rather considered all of these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the Agreement with the Fund as being in the best interests of the Fund and its shareholders.

SCHOONER FUNDS
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

SCHOONER FUNDS
Additional Information
(Unaudited)

Tax Information

The Schooner Fund designated 38.82% of its ordinary income distribution for the year ended May 31, 2011 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended May 31, 2011, 38.76% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

The Schooner Fund designated 95.03% of taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the year ended May 31, 2011.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 866-724-5997.

Independent Trustees
Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Dr. Michael D. Akers	Trustee	Indefinite	Professor and	28	Independent
615 E. Michigan St.		Term; Since	Chair of Accounting,		Trustee, USA
Milwaukee, WI 53202		August 22,	Marquette University		MUTUALS
Age: 56		2001	(2004–present).		(an open-end
					investment
					company with
					two portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	28	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 55		2001	(1986–present).		(an open-end
					investment
					company with
					two portfolios).

SCHOONER FUNDS
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jonas B. Siegel	Trustee	Indefinite	Managing Director,	28	Independent
615 E. Michigan St.		Term; Since	Chief Administrative		Trustee, Gottex
Milwaukee, WI 53202		October 23,	Officer (“CAO”) and		Multi-Asset
Age: 68		2009	Chief Compliance		Endowment
			Officer (“CCO”),		Fund complex
			Granite Capital		(three closed-
			International Group,		end investment
			L.P. (an investment		companies);
			management firm)		Independent
			(1994–Present); Vice		Trustee, Gottex
			President, Secretary,		Multi-Alternatives
			Treasurer and CCO		Fund complex
			of Granum Series		(three closed-
			Trust (an open-end		end investment
			investment company)		companies);
			(1997–2007); President,		Independent
			CAO and CCO, Granum		Trustee, Ramius
			Securities, LLC		IDF, LLC (a
			(a broker-dealer)		closed-end
			(1997–2007).		investment
company).

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson,	Indefinite	Executive Vice	28	Trustee,
615 E. Michigan St.	President	Term; Since	President, U.S.		Buffalo Funds
Milwaukee, WI 53202	and	August 22,	Bancorp Fund		(an open-end
Age: 49	Trustee	2001	Services, LLC		investment
			(1994–present).		company with
ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).

John Buckel	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator,
Milwaukee, WI 53202	Treasurer	January 10,	U.S. Bancorp Fund
Age: 54	and	2008 (Vice	Services, LLC
	Principal	President);	(2004–present);
	Accounting	Since	UMB Investment
	Officer	September	Services Group
		10, 2008	(2000–2004).
(Treasurer)

SCHOONER FUNDS
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Robert M. Slotky	Vice	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	President,	Term; Since	President,
Milwaukee, WI 53202	Chief	January 26,	U.S. Bancorp Fund
Age: 64	Compliance	2011	Services, LLC
	Officer and		(2001–present).
Anti-Money
Laundering
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President and	N/A	N/A
615 E. Michigan St.		Term; Since	Legal Compliance
Milwaukee, WI 53202		November 15,	Officer, U.S.
Age: 31		2005	Bancorp Fund
Services, LLC
(2004–present).

Jennifer A. Lima	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator, U.S.
Milwaukee, WI 53202		January 10,	Bancorp Fund
Age: 37		2008	Services, LLC
(2002–present).

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator, U.S.
Milwaukee, WI 53202		July 21,	Bancorp Fund
Age: 29		2011	Services, LLC
(2008–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Funds’ principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any Advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the Advisor’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the Advisor or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION (Unaudited)

The Funds have adopted proxy voting policies and procedures that delegate to the Advisor the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 866-724-5997. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Schooner Fund’s proxy voting record for the most recent 12-month period ended June 30 is available and the Schooner Global Fund will be available without charge, upon request by calling toll free, 866-724-5997 or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file their schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

SCHOONER FUNDS

Investment Advisor	Schooner Investment Group, LLC
676 E. Swedesford Road
Suite 130
Wayne, Pennsylvania 19087

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	800 Westpoint Parkway, Suite 1100
Westlake, Ohio 44145

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)  Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Trust for Professional Managers

By (Signature and Title)* /s/ Joseph Neuberger
Joseph Neuberger, President

Date January 31, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*/s/ Joseph Neuberger
Joseph Neuberger, President

Date January 31, 2012

By (Signature and Title)*/s/ John Buckel
John Buckel, Treasurer

Date January 31, 2012
* Print the name and title of each signing officer under his or her signature.